                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) :  June 8, 1999



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               0-22446                                    95-3015862
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       (Commission File Number)                (IRS Employer Identification No.)


495A South Fairview Avenue, Goleta, California               93117
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    (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code        (805) 967-7611
                                                   -----------------------------



                                      None
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          (Former name or former address, if changed since last report)

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES



Item 5.    Other Events.

           Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by the Company on June 8, 1999, announcing that it signed a new exclusive footwear licensing agreement with licensor Mark Thatcher that will become effective January 1, 2000, as well as an option to acquire all worldwide rights to all Teva products.

Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits.

           Exhibit No.        Description
           -----------        -----------

              99.1            Press release, dated June 8, 1999.

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Deckers Outdoor Corporation



Date:  June 17, 1999                       /s/ M. Scott Ash
                                           -------------------------------------
                                           M. Scott Ash, Chief Financial Officer

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES



                                 EXHIBIT INDEX




                                                          SEQUENTIALLY
                                                            NUMBERED
EXHIBIT NO.                   DOCUMENT                        PAGE
-----------                   --------                    ------------


Exhibit 99.1      Press release, dated June 8, 1999             4